Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tekmira Pharmaceuticals Corporation (the “Company”) on Form 20-F for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Mark J. Murray, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly represents, in all material respects, the financial condition and results of the operations of the Company.

Date: March 27, 2012

/s/ Mark J. Murray
Name:	Mark J. Murray
Title:	President and Chief Executive Officer